SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement is entered into as of June 29, 2018 (the “Amendment”), by and between HERITAGE BANK OF COMMERCE (“Bank”), and PRECISION OPINION, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of September 13, 2017, as amended from time to time, including that certain First Amendment to Loan and security Agreement dated as of March 22, 2018 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Borrower acknowledges that there are existing and uncured Events of Default arising from (i) Borrower’s failure to comply with (i) the Asset Coverage Ratio covenant set forth in Section 6.9(b) of the Agreement for the period ended April 30, 2018 and (ii) the EBITDA covenant set forth in Section 6.9(a)(ii) of the Agreement for the period ending March 31, 2018 (collectively, the “Existing Defaults”). Borrower has notified Bank that Borrower expects not to comply with Section 6.9(a)(ii) of the Agreement and with Section 6.9(b) of the Agreement for the period ending June 30, 2018 (the “Anticipated Defaults”).

2. Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Bank forbears from exercising its remedies arising out of the Existing Defaults and Anticipated Defaults until the earlier to occur of (i) the occurrence of an Event of Default after the date hereof or (ii) July 31, 2018 (the “Forbearance Period”). Bank does not forbear or waive Borrower’s obligations under such respective sections for any event other than the Existing Defaults and Anticipated Defaults, and Bank does not waive any other failure by Borrower to perform its obligations under the Loan Documents. The forbearance set forth herein is conditioned upon Borrower’s trailing three (3) month EBITDA for the period ending June 30, 2018 being at least $200,000; in the event that Borrower fails to comply with the foregoing, the Forbearance Period shall automatically terminate, and Bank may exercise any and all rights and remedies available to Bank under the Loan Agreement.

3. The following definitions in Section 1.1 of the Agreement are amended and restated in their entirety to read as follows:

“Borrowing Base” means an amount equal to (i) eighty-five percent (85%) of Eligible Accounts plus (ii) sixty five percent (65%) of Eligible Unbilled Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower; provided however, the aggregate amount of the Borrowing Base attributable to clause (ii) above shall not exceed $300,000 at any time.

“Revolving Line” means a credit extension of up to Two Million Dollars ($2,000,000).

4. Section 2.3(a)(i) of the Agreement is amended and restated in its entirety to read as follows:

(i) Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding Daily Balance thereof, at a rate equal to seven percent (7.0%) above the Prime Rate.

5. The following is added as a new subsection (c) to the end of Section 6.9 of the Agreement:

(c) Guarantee Event. (i) On or before July 31, 2018, Borrower shall obtain the corporate guarantee of MR2 Group, Borrowers parent, (as of the closing date of MR2 Group’s equity raise) in favor of the bank; and (ii) Borrower will raise a minimum of $5,000,000 in equity directly or indirectly; and, (iii) Borrower will pay a Transaction Fee of $10,000 upon closing of MR2 Group’s equity raise.

6. Until Borrower’s timely satisfaction of the foregoing, Borrower’s aggregate monthly payments to Super G Capital, LLC shall not exceed $25,000.

7. Exhibit C to the Agreement is replaced in its entirety with the Exhibit C attached hereto.

8. Exhibit D to the Agreement is replaced in its entirety with the Exhibit D attached hereto.

9. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that except as set forth above, no Event of Default has occurred and is continuing.

10. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

11. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

12. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) affirmation of subordination agreement executed by Michael France and Guthrie Rebel;

(c) affirmation of unconditional guaranty and subordination agreement executed by James T. Medick;

(d) evidence of Borrower’s receipt of a prepayment in the amount of $500,0000 from Benenson Strategy Group (which Bank acknowledges has occurred prior to the date hereof);

(e) payment of a forbearance fee in the amount of $15,000, plus reasonable Bank Expenses directly associated with this Amendment incurred through the date of this Amendment; and

(f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[signature page follows]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

PRECISION OPINION, INC.

By:	/s/ James T. Medick
Name:	James T. Medick
Title:	President

HERITAGE BANK OF COMMERCE
By:	/s/ Karla Schrader
Name:	Karla Schrader
Title:	Vice President

3

Exhibit C
BORROWING BASE CERTIFICATE
Borrower: Precision Opinion, Inc.	Lender:	HERITAGE BANK OF COMMERCE
Commitment Amount: $3,000,000	Loan #:

ACCOUNTS RECEIVABLE		Period:
1	Accounts Receivable Book Value as of:	X/X/XX		$0.00
2	Total Accounts Receivable:			$0.00

ACCOUNTS RECEIVABLE DEDUCTIONS
3	Accounts Receivable Aged over 90 Days from invoice date		$0.00
4	Cross aging over	35%	$0.00
5	Concentration	40%	$0.00
6	Contra Accounts		$0.00
7	Foreign Accounts (w/out Insurance or LC)		$0.00
8	Affiliate/Related Party/Employee Accounts		$0.00
9	Related Party Transactions		$0.00
10	Deferred Revenue offsets		$0.00
11	Over 90 Credits		$0.00
12	Progress Billings, Pre-Billings, Retentions, Bonded Receivables		$0.00
13	Total Ineligible Accounts:		$0.00
14	Total Eligible Accounts (#2 - #13)			$0.00
15	Advance Rate			85%
16	Eligible Accounts Borrowing Base (#14 multiplied by #15)			$0.00
17	Total Eligible Unbilled Accounts			$0.00
18	Advance Rate			65%
19	Eligible Unbilled Accounts Borrowing Base (#17 multiplied by #18)			$0.00
20	Total Borrowing Base (#16 plus #19)			$0.00

BALANCES
21	Maximum Loan Amount		$2,000,000.00
22	Total Amount Available for Borrowing [Lesser of #22 or #23]			$0.00
23	Less: Present Balance owing on Line of Credit			$0.00
24	Less: Funding Request Today			$0.00
25	Remaining Availability [#21 minus (#22 + #23 + #24)]			$0.00

If line #25 is a negative number, this amount must be remitted to the Bank immediately to bring loan balance into compliance. By signing this form you authorize Bank to deduct any advance amounts directly from the company’s checking account at HERITAGE BANK OF COMMERCE in the event there is an overadvance.

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and HERITAGE BANK OF COMMERCE.

Borrower hereby requests funding in the amount of $___________ in accordance with this Borrowing Base Certificate. All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct, and complete in all material respects as of the date of this Borrowing Base Certificate; provided that those representations and warranties expressly referring to another date shall be true, correct, and complete in all material respects as of such date.

By (Authorized Signer):	Title:	Date:

Reviewed by Bank:	Title:	Date:

Exhibit D
Compliance Certificate

TO:	HERITAGE BANK OF COMMERCE

FROM:	PRECISION OPINION, INC.

The undersigned authorized officer of Precision Opinion, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Rolling 12 week cash flow forecast	Weekly on Monday	yes
Borrowing Base Certificate	Monthly within 15 days	Yes	No
Inventory listing	Monthly within 15 days	Yes	No
A/R & A/P Agings	Monthly within 15 days	Yes	No
Sales journal	Monthly within 15 days	Yes	No
Collections journal	Monthly within 15 days	Yes	No
Deferred revenue listing (if applicable)	Monthly within 15 days	Yes	No
Monthly financial statements	Monthly within 30 days	Yes	No
Compliance Certificate	Monthly within 30 days	Yes	No
Annual financial statements (CPA Audited)	Annually within 150 days of FYE	Yes	No
Tax returns with Schedules (CPA Prepared)	Annually within 15 days of filing	Yes	No
Annual operating projections approved by board of directors	Annually by January 31 of each year	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R and Collateral Audit	Initial and semi-annually	Yes	No
IP Notices	As required under Section 6.10	Yes	No

Financial Covenant	Required	Actual	Complies

Trailing 3 month EBITDA – quarterly	Negative deviation ≤ 25% from Financial Plan [or at least $200,000 for period ending 6/30/18]	$__________ ___%	Yes	No
Minimum Asset Coverage Ratio – monthly	1.25 : 1.00	____ : 1.00	Yes	No
			Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by: ___________________________________
Sincerely,	AUTHORIZED SIGNER

Date: _________________________________________

Verified: _______________________________________
SIGNATURE	AUTHORIZED SIGNER

Date: _________________________________________
TITLE
Compliance Status	Yes	No

DATE